SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: September 10, 1997
                        (Date of earliest event reported)

                             MIKE'S ORIGINAL, INC.
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             (Exact name of registrant as specified in its charter)



   Delaware                          0-22431                       11-3214529
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(State or other                    (Commission                   (IRS Employer
jurisdiction of                    File Number)                  Identification
incorporation)                                                      Number)



131 Jericho Turnpike, Jericho, New York                             11753
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(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number including area code               (516) 334-8500
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         (Former name of former address, if changed since last report.)

Item 4.   Changes in Registrant's Certifying Accountant

     Grant Thornton LLP served as the Company's independent auditors for the nine month period ended December 31, 1995 and the fiscal year ended December 31, 1996. On September 10, 1997, the Company received a letter from Grant Thornton LLP in which they advised the Company in writing that they had resigned as the Company's independent auditors.

     The reports of Grant Thornton LLP for the nine month period ended December 31, 1995 and for the fiscal year ended December 31, 1996 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except that the opinions included an explanatory paragraph that there were conditions that raised substantial doubt about the Company's ability to continue as a going concern.

     In connection with the audits for the Company's nine month period ended December 31, 1995 and fiscal year ended December 31, 1996, and for the period from January 1, 1997 through September 9, 1997, there were no disagreements with Grant Thornton LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to Grant Thornton LLP's satisfaction, would have caused Grant Thornton LLP to make reference to the subject matter of the disagreement in connection with its report. However, Grant Thornton LLP has advised the Company that information with respect to the return of product in August 1997 from the Company's distributor came to their attention in September 1997. Although Grant Thornton LLP does not believe that the return of product in August 1997 had a material impact on the Company's December 31, 1996 financial statements, Grant Thornton LLP believes that this information should have been brought to their attention at an earlier date. As a result thereof, Grant Thornton LLP is no longer willing to be associated with the Company and future financial statements prepared by management.

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Exhibits
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          (16)  Resignation letter from Grant Thornton LLP
          (17)  Letter from Grant Thornton LLP


                                   Signatures
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   MIKE'S ORIGINAL, INC.

                                   By:  /s/ Michael Rosen
                                      _____________________

Dated: September 17, 1997